Careview Communications, Inc. 8-K

Exhibit 10.01

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 7, 2015, is entered into by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly-owned subsidiary of Holdings (the “Borrower”), and PDL BIOPHARMA, INC., a Delaware corporation, in its capacity as lender (in such capacity, the “Lender”) and in its capacity as agent (in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS the Borrower, the Lender and the Agent have entered into that certain Credit Agreement dated as of June 26, 2015 (the “Credit Agreement”);

WHEREAS the Borrower has requested that the Lender agree to amend the conditions precedent required to be satisfied prior to the borrowing by the Borrower of the Tranche One Loan, as set forth herein;

WHEREAS the Lender is willing to make such amendments to the Credit Agreement upon the terms and conditions set forth herein;

WHEREAS pursuant to Section 10.1 of the Credit Agreement, PDL, as the Lender and the Agent, is willing to agree to make such amendments to the Credit Agreement subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.
DEFINITIONS

1.1              Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

Article II.
AMENDMENTS

2.1              Amendments. Upon satisfaction of the conditions set forth in Article III hereof, the Credit Agreement is hereby amended as follows:

(a)                Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding, or amending and restating in their entirety, as applicable, the following definitions in alphabetical order:

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“Bed Equivalent Units” means, as of any date of determination, an aggregate number of units equal to (i) 1 unit for each room control platform; (ii) 2 units for each nurse station monitor; (iii) 14 units for each Headend; and (iv) fractional units for mobile assets computed by taking the gross revenue for all mobile assets for the last full calendar month ending immediately prior to the date of determination divided by 60, in the case of each such unit in clauses (i) through (iv) for which each of the following clauses (a) to (c) is true: (a) such unit is mounted (where applicable) and operational, (b) required personnel have been trained in the use of such unit (where applicable) and (c) the Borrower is receiving revenue as of such date in respect of such unit.

“Headend” means an individual head-end server operating as the communications center for the CareView Systems that allows such CareView Systems to communicate over a coaxial cable television infrastructure, in each case (i) that consists of at least two servers, a switch and a router and (ii) for which the Borrower is charging a monthly service fee.

“Tranche One Funding Date” means the date on which the conditions set forth in Section 4.2 have been satisfied or waived by the Agent in its sole discretion and the Tranche One Loan is funded.

(b)               Each of the following definitions is hereby deleted from Section 1.1 (Definitions) of the Credit Agreement in its entirety: “Billable CareView System Unit”, “Tranche One Loan Request Date”, “Tranche One Milestone”, and “Tranche One Milestone Notice”.

(c)                Section 2.1.1(a) (Loans) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) on the Tranche One Funding Date, the entire amount of its Tranche One Commitment, after which the Tranche One Commitment shall terminate in full.”

(d)               Section 4.2 (Tranche One Loan) of the Credit Agreement is hereby amended and restated in its entirety as follows:

4.2 Tranche One Loan. The obligation of the Lender to make the Tranche One Loan is subject to the following conditions precedent, each of which shall be satisfactory in all respects to the Agent and the Lender:

4.2.1 Delivery of Borrowing Request. The Borrower shall have delivered to Agent a Borrowing Request requesting that the entire amount of the Tranche One Commitment be funded on a date that is no less than one Business Day after the date of such Borrowing Request.

4.2.2 Payment of Closing Fee and Fees and Expenses. The Borrower shall have paid, on or prior to the Tranche One Funding Date, (i) the Closing Fee, (ii) all fees and expenses owing and payable to the Agent and the Lender as of such date and (iii) subject to Section 10.3, without duplication, all costs and expenses incurred by the Agent and the Lender in connection with the funding of

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the Tranche One Loan which are required to be paid by the Borrower, and shall provide evidence acceptable to the Agent of the foregoing.

4.2.3 Notes. A Note in respect of the Tranche One Loan.

4.2.4 Officer’s Certificate. A certificate, dated the Tranche One Funding Date and signed by the chief executive officer or the chief financial officer of each of Holdings and the Borrower, confirming compliance with the conditions set forth in Section 4.2.5, 4.2.6, and 4.2.7.

4.2.5 Representations and Warranties. Each representation and warranty by each Loan Party contained herein or in any other Loan Document to which such Loan Party is a party, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Tranche One Funding Date (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

4.2.6 No Default. No Default or Event of Default shall have occurred and be continuing.

4.2.7 No Material Adverse Change. Since December 31, 2014, no event or occurrence shall have occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(e)                Section 4.3.2 (Tranche Two Milestone) of the Credit Agreement is hereby amended and restated in its entirety as follows:

4.3.2 Tranche Two Milestone. On or prior to June 30, 2017, (a) the Borrower shall have placed in service a minimum of 31,500 Bed Equivalent Units and (b) the Consolidated EBITDA of Holdings, computed on an annualized basis for the three-calendar month period immediately preceding the Tranche Two Funding Date, shall not be less than $7,000,000 (the foregoing conditions, collectively, the “Tranche Two Milestone”). For the avoidance of doubt, if the Tranche Two Milestone shall have not occurred on or prior to June 30, 2017, the condition set forth in this Section 4.3.2 shall not be satisfied.

(f)                Section 6.9 (Tranche One Milestone Notice) of the Credit Agreement is hereby deleted in its entirety and replaced with “[RESERVED]”.

Article III.
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective (the “Closing”) on the date (the “First Amendment Effective Date”) all of the conditions set forth in this Article III shall have been satisfied (or waived by the Agent and the Lender in its sole discretion in accordance with Section 10.1 of the Credit Agreement):

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3.1              Counterparts. The Agent shall have received counterparts to this Amendment duly executed by each of Holdings, the Borrower, the Lender and the Agent.

3.2              Fees and Expenses. The Agent shall have received, by wire transfer of immediately available funds to an account of the Agent designated in writing, reimbursement from the Borrower of all costs and expenses incurred by the Agent and the Lender in connection with this Amendment and the transactions contemplated hereby, including any and all fees payable or owed to Gibson, Dunn & Crutcher LLP in connection with the drafting, negotiation, and execution of this Amendment.

3.3              Amendment and Restatement of Warrants. The Agent shall have received counterparts duly executed by Holdings of amended and restated Warrants (the “Amended and Restated Warrants”), which Amended and Restated Warrants shall provide for an exercise price of $0.40 per share and be in a form reasonably acceptable to the Agent.

3.4              Representations and Warranties. Both prior to and after giving effect to this Amendment, each representation and warranty by each Loan Party that is a party hereto contained herein or in any other Loan Document to which such Loan Party is a party, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

3.5              Event of Default. Both prior to and giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, and no Default or Event of Default shall result from the execution and delivery of this Amendment and the consummation of the transactions contemplated herein.

3.6              No Material Adverse Effect. Since December 31, 2014, no event or occurrence shall have occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

Article IV.
REPRESENTATIONS AND WARRANTIES

4.1              Representations and Warranties of Loan Parties. In order to induce the Agent and the Lender to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof, both prior to and after giving effect to this Amendment:

(a)                Organization. Holdings is a corporation validly existing and in good standing under the laws of the State of Nevada; the Borrower is a corporation validly existing and in good standing under the laws of the State of Texas; and each other Loan Party and each of its Subsidiaries is duly organized, validly existing and in good standing (as applicable) under the laws of the jurisdiction of its incorporation or organization. Each Loan Party has all power and authority and all material governmental approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and is qualified to do business, and is in good standing (as applicable), in every jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such

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jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

(b)               Due Authorization. The execution, delivery and performance of this Amendment, and the performance of its obligations under the Credit Agreement as amended hereby, have been duly authorized by all necessary action on the part of each Loan Party that is a party hereto.

(c)                No Conflict. The execution, delivery and performance of this Amendment by each Loan Party that is a party hereto and the consummation of the transactions contemplated hereby do not and will not (a) require any consent or approval of, or registration or filing with or any other action by, any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of material Applicable Law, (ii) the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Holdings, the Borrower or any other Loan Party (other than Liens in favor of the Agent created pursuant to the Collateral Documents).

(d)               Incorporation of Representations and Warranties from Loan Documents. Each representation and warranty by each Loan Party that is a party hereto contained in the Credit Agreement or in any other Loan Document to which such Loan Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date).

(e)                No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution and delivery of this Amendment and the consummation of the transactions contemplated herein.

(f)                No Material Adverse Effect. Since December 31, 2014, no event or occurrence has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(g)               Validity; Binding Nature. This Amendment has been duly executed by each Loan Party that is a party hereto, and each of (i) this Amendment and (ii) the Credit Agreement as amended hereby is the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

Article V.
MISCELLANEOUS

5.1              Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

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5.2              Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the parties to the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms or conditions contained therein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any future consent with respect to, or waiver, amendment, modification or other change of, any of the terms or conditions contained in the Credit Agreement in similar or different circumstances. Except as expressly stated herein, the Agent and the Lender reserve all rights, privileges and remedies under the Loan Documents. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.3              Reaffirmation. Each of Holdings and the Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Holdings and the Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document, to the Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

5.4              Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5.5              Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

5.6              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (as permitted under the Credit Agreement).

5.7              Governing Law. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.8              Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or

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impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

5.9              Release of Claims. In consideration of the Lender’s and Agent’s agreements contained in this Amendment, each of Holdings and Borrower hereby releases and discharges the Lender and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all other claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Holdings or Borrower ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:

CAREVIEW COMMUNICATIONS, INC.,

a Nevada corporation

By:/s/ Steven Johnson

Name: Steven Johnson

Title: President and CEO

BORROWER:

CAREVIEW COMMUNICATIONS, INC.,

a Texas corporation

By: /s/ Steven Johnson

Name: Steven Johnson

Title: President and CEO

LENDER:

PDL BIOPHARMA, INC.

By:/s/ John P. McLaughlin

Name: John P. McLaughlin

Title: President and Chief Executive Officer

AGENT:

PDL BIOPHARMA, INC.

By: /s/ John P. McLaughlin

Name: John P. McLaughlin

Title: President and Chief Executive Office

[Signature Page to First Amendment to Credit Agreement]